EARNINGS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2016
EARNINGS PER SHARE [Abstract]
Basic and Diluted Earnings Per Share
Basic earnings per share (“EPS”) is calculated by dividing net (loss) income by the weighted average number of common shares outstanding for the period. Diluted EPS are calculated by dividing net income by the weighted average number of common shares and dilutive common share equivalents outstanding during the period. For the years ended December 31, 2016 and 2015, the Company had a net loss, thus any effect of common stock equivalents outstanding would be antidilutive.

All figures in USD	2016	2015	2014
Numerator
Net (Loss) Income	(32,151,000)	(10,844,000)	6,931,000
Denominator
Basic - Weighted Average Common Shares Outstanding	20,939,260	23,203,142	20,314,530
Dilutive effect of Warrants issued	-	-	35,874
Dilutive - Weighted Average Common Shares Outstanding	20,939,260	23,203,142	20,350,404
(Loss) Income per Common Share
Basic	(1.54)	(0.47)	0.34
Dilutive	(1.54)	(0.47)	0.34